계 약 서

1. 계약 목적물 : 13년 경남진주혁신도시 정보통신공사 납품의 건

1) 품 명 : 내역서 참조

2) 수 량 : 내역서 참조

2. 계약 총금액 총금액:구억칠천이십만 원정 (₩970,200,000)VAT포함

공급가액:팔억팔천이백만 원정 (₩882,000,000)

부가세액:팔천팔백이십만 원정 (₩88,200,000)

3. 계 약 일 : 2013년 10월 11일

4. 계 약 기 간 : 2013년 10월 11일 ~ 2013년 월 일(준공일 변경시 자동 연장)

5. 계약보증금 : 계약금액의 100 분의 15 (계약이행보증증권제출)

6. 하자보증금 : 계약금액의 100 분의 2 (하자이행보증증권 제출)

7. 하자이행기간: 발주처 하자기간과 동일

8. 지 체 상 금 : 1/100 (지체일수 일일당)

9. 선 급 금 계약금액의 22.5%

10. 납 품 기 일 :현장여건에 준하여 납품한다

11. 납 품 장 소 : 진주혁신도시 정보통신공사 현장

12. 납 품 조 건 : 현장기준에 준함

13.결 재 조 건 : 당사 결재 기준에 준함

14.설 계 변 경 : 발주처와 동일

15. "을"의 잘못으로 공정에 지장을 초래 했을 때는 그에 상응하는 변상조치를 하며, 이를 이행치 않을 경우 "갑"이 합당한 금액을 산정하여 기성에서 공제한다.

도급인 (주) 중선아이티씨 대표이사 김방희를 "갑"이라하고 라드텍 주식회사 대표이사 김재찬을 "을"로하여 상기내용과 별첨 계약일반 약관 및 부속문서에서 정하는 내용을 합의하여 "갑" "을" 쌍방이 기명, 날인 후 각각 1부씩 보관한다.

2013년 10월 11일

(갑) 서울시 서초구 잠원동 69-9번지 2층
주식회사 **중 선 아 이 티 씨**
대표이사 김 방 희 (인)

(을)대전광역시 유성구 장대동 341-2 태준빌딩3층
라 드 텍 주식회사
대표이사 김 재 찬 (인)

Contract

1. Object of Contract: '13 information communication construction in Jinju Innovation City, Gyeongnam-province
1) Item: Refer attached
2) Quantity: Refer attached
2. Total Contract Amount: Total amount: ₩ 970,200,000 (incl. VAT)
Providing amount: ₩ 882,000,000
VAT: ₩ 88,200,000
3. Date of contract: Oct 11, 2013
4. Duration of contract: Oct 11, 2013 ~ , 2013 (automatically extended with the change of completion)
5. Contract deposit: 15/ 100 of contract amount (must submit contract-fulfillment guaranteed securities)
6. Guarantee-against-defect deposit: 2/100 of contract amount(must submit defect-fulfillment guaranteed securities)
7. Defect fulfillment period: Same as the defect period of ordering company
8. Compensation for delay: 1/100(per delayed day)
9. Advance payment: 22.5% of Contract amount
10. Date of delivery: Delivery according to site condition
11. Place of delivery: Information communication construction site in Jinju Innovation City
12. Condition of Delivery: Based on site standard
13. Payment condition: In accordance with payment standard of (our) company
14. Change of design: Same as ordering company
15. If damage is incurred on the progress due to B's fault, compensation shall be made for the damage, and if compensation is not made whereof, A shall deduct reasonable amount from payable amount for already finished construction.

CEO Kim, Bang Hee of Contractor Joongsun ITC corp. referred to as "A" and CEO Kim Jaechan of Radtech Corp. referred to as "B" agree on the above, general provisions of the contract attached and the contents of annexes, and sign on and enter into this contract and make two copies of the contract, each one of which to be kept by either party on the date specified below.

October 11, 2013

(A) 2nd Fl. 69-9 beonji, Jamwon-dong, Seocho-gu, Seoul, Korea
Joongsun ITC Corp.
CEO Kim, Bang Hee

(B) 3rd Fl. Taejun Bld., 341-2 beonji, Janddae-dong, Yoosung-gu, Daejeon Metropolitan city
Radtech Corp.
CEO Kim Jaechan